EXECUTION VERSION
CID #: 000016249

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 8, 2016, is by and among DENNY’S, INC., a Florida corporation (“Denny’s” or the “Borrower”), DENNY’S CORPORATION, a Delaware corporation (“Parent”), each of those Subsidiaries of Parent party hereto (Parent and such Subsidiaries, each a “Guarantor” and collectively, the “Guarantors”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”), and the Lenders party hereto.

W I T N E S S E T H

WHEREAS, the Borrower, the Parent, the other Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of March 30, 2015 (as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of October 30, 2015 and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Loan Parties have requested that the Required Lenders make certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement, in each case, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    Amendment to “Consolidated EBITDA”. Clause (a)(ix) of the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(ix) cash payments in connection with the Advantica Pension Plan Termination in an aggregate amount not to exceed $15,000,000 for all Measurement Periods

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1.2    Amendment to Section 8.01(i). Section 8.01(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(i)    ERISA. (i) An ERISA Event (other than the Advantica Pension Plan Termination) occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in a payment obligation of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, (ii) the Advantica Pension Plan Termination results or could reasonably be expected to result in a payment obligation of the Borrower under Title IV of ERISA in an aggregate amount in excess of $15,000,000, or (iii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or
1.3    Amendment to Exhibit C [Form of Compliance Certificate]. Item A(a)(10) on Schedule 2 to Exhibit C [Form of Compliance Certificate] to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

10.    cash payments in connection with the Advantica Pension
Plan Termination in an aggregate amount not to exceed
$15,000,000:                                 $_________

ARTICLE II
CONDITIONS

2.1    Closing Conditions. This Amendment shall be deemed effective as of the date set forth above upon receipt by the Administrative Agent of a copy of this Amendment duly executed by each of the Loan Parties, the Administrative Agent and the Required Lenders.

ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2    Representations and Warranties of the Loan Parties. Each of the Loan Parties represents and warrants as follows:

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(a)    Each Loan Party has all requisite power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms.

(b)    This Amendment has been duly executed and delivered by the duly authorized officers of each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms.

(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required for the execution, delivery, performance, validity or enforceability of this Amendment.

(d)    The representations and warranties set forth in Article V of the Credit Agreement and in any other Loan Document are true and correct in all material respects as of the date hereof (except for (i) those which expressly relate to an earlier date, which shall be true and correct in all material respects as of such earlier date, (ii) those that are qualified by materiality or reference to Material Adverse Effect, which are true and correct in all respects and (iii) those contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement).

(e)    No event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)    The Collateral Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Collateral Documents and prior to all Liens other than Permitted Liens.

(g)    Each Guarantor affirms all of its obligations under the Loan Documents and agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(h)    The Obligations of the Loan Parties are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3    Reaffirmation of Obligations. Each Loan Party hereby ratifies the Credit Agreement and each other Loan Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each other Loan Document to which it is a party applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Loan Documents.

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3.4    Loan Document. This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5    Expenses. The Borrower agrees to pay all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6    Entirety. This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be as delivery of a manually executed counterpart of this Amendment.

3.8    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.9    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

3.10    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature pages to follow]

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:    DENNY’S, INC.,
a Florida corporation
By: /s/ Ross B. Nell
Name: Ross Nell
Title: Vice President, Tax and Treasurer
GUARANTORS:    DENNY’S CORPORATION,
a Delaware corporation
By: /s/ Ross B. Nell
Name: Ross Nell
Title: Vice President, Tax and Treasurer
DENNY’S REALTY, LLC,
a Delaware limited liability company

By:	DFO, LLC, its Sole Member
By: Denny’s Inc., its Sole Member

By:/s/ Ross B. Nell
Name: Ross Nell
Title: Vice President, Tax and
Treasurer

DFO, LLC,
a Delaware limited liability company

By:	Denny’s Inc., its Sole Member

By:/s/ Ross B. Nell
Name: Ross Nell
Title: Vice President, Tax and Treasurer

DENNY’S, INC.
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

AGENT AND LENDERS:            WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent,
Issuing Lender and Lender

By: /s/ Maureen S. Malphus
Name:     Maureen S. Malphus
Title: Vice President

DENNY’S, INC.
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

REGIONS BANK
By: /s/ Jake Nash
Name: Jake Nash
Title: Managing Director

DENNY’S, INC.
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CITIZENS BANK, N.A.

By: /s/ John P. Dysart
Name: John P. Dysart
Title: Managing Director, Relationship Manager

DENNY’S, INC.
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CADENCE BANK, N.A.
By: /s/ John M. Huss
Name: John M. Huss
Title: Managing Director

DENNY’S, INC.
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH THIRD BANK
By: /s/ Eugene Chang
Name: Eugene Chang
Title: Vice President

DENNY’S, INC.
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.
By: /s/ Allan R, Watson, Jr.
Name: Allan Richard Watson, Jr.
Title: Vice President

DENNY’S, INC.
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF THE WEST
By: /s/ Mary King
Name: Mary King
Title: Vice President & Relationship Manager

DENNY’S, INC.
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING & TRUST COMPANY
By: /s/ Stuart M. Jones
Name: Stuart M. Jones
Title: Senior Vice President

DENNY’S, INC.
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MUFG UNION BANK, N.A.
By: /s/ Christine A. Howatt
Name: Christine Howatt
Title: Authorized Signatory

DENNY’S, INC.
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SYNOVUS BANK
By: /s/ Michael Sawicki
Name: Michael Sawicki
Title: Corporate Banking

DENNY’S, INC.
SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT